Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made as of the 2nd day of February, 2016 by and between Arotech Corporation, a Delaware corporation (the “Company”) and Admiralty Partners, Inc., a Delaware corporation (the “Investor”).

W I T N E S S E T H :

WHEREAS, the Investor and the Company have entered into an Stock Purchase Agreement (the “Purchase Agreement”); and

WHEREAS, the shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) are currently traded on the Nasdaq Global Market under the ticker symbol “ARTX”; and

WHEREAS, pursuant to the terms of the Purchase Agreement, the Company is issuing certain shares of Common Stock to the Investor (the “Shares”); and

WHEREAS, the Purchase Agreement provides that the Investor will be provided with certain registration rights in respect of the Shares as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions. All terms not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. For purposes of this Agreement:

(a)           The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the United States Securities Act of 1933 or similar securities act in a jurisdiction other than the United States (the “1933 Act”), and the declaration or ordering of effectiveness of such registration statement or document.

(b)           The term “Registrable Shares” means (1) the Shares and any other shares of Common Stock of the Company owned or acquired by the Investor or his Affiliates prior to the date of the filing of the Registration Statement referenced in Section 2(a), and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares or such other shares of Common Stock, excluding in all cases, however, any Registrable Shares sold by a person in a transaction in which his rights under this Registration Rights Agreement are not assigned.

(c)           The number of shares of “Registrable Shares then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Shares.

(d)           The term “Form S-1” means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the United States Securities and Exchange Commission (“SEC”) which does not permit inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(e)           The terms “Form S-3” means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

2.           Obligations of the Company. Subject to all of the provisions contained in this Agreement, as soon as reasonably practicable following the first anniversary of the Closing Date, and in any event within 45 days following the first anniversary of the Closing Date, the Company shall:

(a)           Prepare and file with the SEC a Form S-1 or Form S-3 registering all, but not less than all, of the Registrable Shares for trading on the same securities exchange on which the Common Stock is then traded and use its commercially reasonable best efforts to cause such registration statement to become effective, and keep such registration statement effective until such time as the Registrable Shares are freely tradeable without volume limitations under Rule 144 promulgated under the Securities Act of 1933, as amended. Thereafter, the Company shall provide the Investor for no consideration the Piggyback Registration Rights as stipulated in subsection (g) below.

(b)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

(c)           Furnish or make available through EDGAR to the Investor such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Investor may reasonably request in order to facilitate the disposition of Registrable Shares.

(d)           Use its best efforts to (i) register and qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investor, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and (ii) cause all such Registrable Shares covered by such registration statement to be listed or traded on each securities exchange and trading system (if any), including the OTC trading market, on which the Company’s Common Stock is then listed or traded;

(e)           Keep the Investor advised in writing as to the initiation of proceedings for the registration and qualification required hereby and as to the completion thereof, and advise the Investor, upon request, of the progress of such proceedings.

(f)           Notify the Investor, at any time when a prospectus is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary.

(g)           Until such time as the Registrable Shares are saleable without restriction under Rule 144 promulgated under the 1933 Act, if the Company determines to register any of its Securities, either for its own account or for the account of any of its stockholders, it shall promptly give to the Investor written notice to that effect, and shall include in such registration, except as otherwise provided herein, all the Registrable Shares and any other shares of Common Stock acquired by the Holder after the filing of the Registration Statement referenced in Section 2(a) above, specified in the written reply delivered by the Investor, which reply shall be delivered to the Company within twenty days after the receipt of the Company’s said written notice. It is hereby clarified that the piggyback right of the Investor under this subsection (g) may be exercised in an unlimited number of times; provided, however, that the Investor shall pay its incremental share for registrations as to which it notifies the Company that it wishes to participate and thereafter abandons.

(h)           Notify the Investor, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed.

(i)           After such registration statement becomes effective, notify the Investor of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act during times when such directors are permitted by the Company’s blackout policy to trade in shares of the Company.

3.           Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Shares of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Shares as reasonably requested by the Company.

4.           Expenses of Registration. All expenses incurred in connection with a registration, filings or qualifications pursuant to Section 2 in respect of the Registrable Shares (and any other shares included in such registration pursuant to Section 2(g) above), including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, and fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel for the Investor up to $10,000, shall be borne by the Company.

5.           Indemnification. In the event any Registrable Shares (or any other shares included in such registration pursuant to Section 2(g) above) are included in a registration statement under this Agreement:

(a)           The Company will indemnify and hold harmless to the fullest extent permitted by law the Investor and each person, if any, who controls the Investor within the meaning of the 1933 Act or the 1934 Act, together with their respective directors, officers, members, managers, affiliates, general and limited partners, stockholders, successors and assigns against any losses, claims, damages, or liabilities (joint or several), actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Losses”) to which they may become subject insofar as such Losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a fact contained in such registration statement, including any preliminary prospectus or final or summary prospectus contained therein or any amendments or supplements thereto, together with the documents incorporated by reference therein, or any Issuer Free Writing Prospectus utilized in connection therewith, (ii) the omission or alleged omission to state therein a fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, or any rule or regulation promulgated under any of the foregoing; and the Company will pay to the Investor or any such controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Losses; provided, however, that the indemnity agreement contained in this subsection 5(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to the Investor or any such controlling person for any such Losses to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or any such controlling person. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of any such indemnified party and shall survive the transfer of such securities by the Investor or any other indemnified party.

(b)           The Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, and each person, if any, who controls the Company within the meaning of the 1933 Act, against any Losses to which any of the foregoing persons may become subject, under the 1933 Act, or the 1934 Act insofar as such Losses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5(b) in connection with investigating or defending any such Losses; provided, however, that the indemnity agreement contained in this subsection 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Investor, which consent shall not be unreasonably withheld; and provided further that the aggregate amount that the Investor shall be required to pay pursuant to this Section 5 shall in no case be greater than the amount of the net proceeds received by the Investor upon the sale of the Registrable Shares (or any other shares sold by the Investor) pursuant to the registration statement giving rise to such claim.

(c)           Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interest between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, shall not relieve the indemnifying party of its obligations hereunder except to the extent such failure results in a lack of timely actual knowledge by the indemnifying party and the indemnifying party suffers actual damage as a result thereof of actual prejudices to its ability to defend such action.

(d)           If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 5(a), (b) or (c), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.  The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 5(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 5(d).  The amount paid or payable in respect of any Loss shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Loss.  No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  Notwithstanding anything in this Section 5(d) to the contrary, no indemnifying party other than the Company shall be required pursuant to this Section 5(d) to contribute any amount in excess of the net proceeds received by such indemnifying party from the sale of Registrable Shares (and any other shares included in the registration pursuant to Section 2(g)) in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 5(b) and (c).

(e)           The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(f)           The indemnification and contribution required by this Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

(g)           The obligations of the Company and Investor under this Section 5 shall survive the completion of any offering of Registrable Shares (and any other shares included in the registration pursuant to Section 2(g)) in a registration statement under this Agreement, and otherwise.

6.           Reports Under Securities Exchange Act of 1934. With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the date hereof;

(b)           take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Investor to utilize Forms S-1 or S-3 for the sale of its Registrable Shares.

(c)           file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(d)           furnish to the Investor, so long as the Investor owns any Registrable Shares (or other shares which the Investor may request to be registered under Section 2(g)), forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

7.           Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares (and other shares under Section 2(g)) pursuant to this Agreement and all other rights under this Agreement may be assigned (but only with all related obligations) by the Investor to any Affiliate (as such term is defined in the 1934 Act) of the Investor or to any transferee of Registrable Shares (or such other shares) who acquires such shares directly or indirectly from the Investor in compliance with this Agreement, provided the Investor shall, within a reasonable time after such transfer, furnish the Company with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, however, that the failure to provide such notice on a timely basis shall not affect the Investor’s rights hereunder.

8.           Notices, etc. The Notice provisions of the Purchase Agreement shall apply, mutatis mutandis, to this Agreement.

9.           No Inconsistent Agreements.  The rights granted to the Investor hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.  Without the prior written consent of the Investor, the Company will not enter into any agreement with respect to its securities that is inconsistent with the rights granted in this Agreement or otherwise conflicts with the provisions hereof or provides terms and conditions that are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are to the Investor.

10.          General.

(a)           This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(b)           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c)           Except for those provisions of the Purchase Agreement referenced herein, this Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

(d)           The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

(e)           This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

(f)           Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:	AROTECH CORPORATION

By: /s/ Steven Esses
Name: Steven Esses
Title: President and CEO

The Investor:	ADMIRALTY PARTNERS, INC.

By: /s/ Jon B. Kutler
Name: Jon B. Kutler
Title: Chairman and CEO